UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-00266

Tri-Continental Corporation

(Exact name of registrant as specified in charter)

225 Franklin Street, Boston, Massachusetts 02110

(Address of principal executive offices) (Zip code)

Scott R. Plummer

5228 Ameriprise Financial Center

Minneapolis, MN 55474

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 345-6611

Date of fiscal year end: December 31

Date of reporting period: June 30, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

SemiAnnual Report
June 30, 2017
Tri-Continental Corporation
Not FDIC Insured • No bank guarantee • May lose value

Letter to the Stockholders
Dear Stockholders,
We are pleased to present the semiannual stockholder report for Tri-Continental Corporation (the Fund). The report includes the Fund’s investment results, the portfolio of investments and financial statements as of June 30, 2017.
The Fund’s Common Stock returned 8.64%, based on net asset value, and 12.79%, based on market price, for the six months ended June 30, 2017. During the same six-month period, the S&P 500 Index returned 9.34% and the Fund’s Blended Benchmark returned 7.74%.
During the first half of 2017, the Fund paid two distributions, in accordance with its earned distribution policy, that aggregated to $0.5016 per share of Common Stock of the Fund. Distributions are based upon amounts distributed by underlying portfolio companies owned by the Fund. The Fund has paid dividends on its common stock for 73 consecutive years.
On April 19, 2017, the Fund held its 87th Annual Meeting of Stockholders in Minneapolis, MN. Stockholders elected three Directors at the Meeting. Mses. Patricia M. Flynn and Catherine James Paglia and Mr. William A. Hawkins were each elected as Director for a term that will expire at the Fund’s 2020 Annual Meeting of Stockholders. Stockholders also ratified the Board of Directors’ (the Board) selection of PricewaterhouseCoopers LLP as the Fund’s independent registered public accounting firm for 2017. The results of the proposals voted on can be found on page 33 of this report.
Information about the Fund, including daily pricing, current performance, Fund holdings, stockholder reports, the current prospectus for the Fund, distributions and other information can be found at investor.columbiathreadneedleus.com under the Closed-End Funds tab.
On behalf of the Board, we would like to thank you for your continued support of Tri-Continental Corporation.
Regards,
William A. Hawkins
Chairman of the Board
Tri-Continental Corporation   |  Semiannual Report 2017

Tri-Continental Corporation  |  Semiannual Report 2017

Fund at a Glance
(Unaudited)
Investment objective
Tri-Continental Corporation (the Fund) seeks to produce future growth of both capital and income while providing reasonable current income.
Portfolio management
Brian Condon, CFA
Co-portfolio manager
Managed Fund since 2010
Peter Albanese
Co-portfolio manager
Managed Fund since 2014
Yan Jin
Co-portfolio manager
Managed Fund since 2012
David King, CFA
Co-portfolio manager
Managed Fund since 2011
Average annual total returns (%) (for the period ended June 30, 2017)
	Inception	6 Months cumulative	1 Year	5 Years	10 Years
Market Price	01/05/29	12.79	23.76	13.93	4.46
Net Asset Value	01/05/29	8.64	19.49	13.28	5.20
S&P 500 Index		9.34	17.90	14.63	7.18
Blended Benchmark		7.74	15.38	12.37	6.90
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting investor.columbiathreadneedleus.com.
Returns reflect changes in market price or net asset value, as applicable, and assume reinvestment of distributions. Returns do not reflect the deduction of taxes that investors may pay on distributions or the sale of shares.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
The Blended Benchmark, a weighted custom composite established by the Investment Manager, consists of a 50% weighting in the S&P 500 Index, a 16.68% weighting in the Russell 1000 Value Index, a 16.66% weighting in the Bloomberg Barclays U.S. Corporate Investment Grade & High Yield Index and a 16.66% weighting in the Bloomberg Barclays U.S. Convertible Composite Index.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Price Per Share
	June 30, 2017	March 31, 2017	December 31, 2016
Market Price ($)	24.35	23.12	22.05
Net Asset Value ($)	27.56	27.00	25.91

Distributions Paid Per Common Share(a)
Payable Date	Per Share Amount ($)
March 28, 2017	0.2507
June 27, 2017	0.2509
a) Preferred Stockholders were paid dividends totaling $2.50 per share.
The net asset value of the Fund’s shares may not always correspond to the market price of such shares. Common stock of many closed-end funds frequently trade at a discount from their net asset value. The Fund is subject to stock market risk, which is the risk that stock prices overall will decline over short or long periods, adversely affecting the value of an investment in the Fund.
2	Tri-Continental Corporation | Semiannual Report 2017

Fund at a Glance   (continued)
(Unaudited)
Top 10 holdings (%) (at June 30, 2017)
Microsoft Corp.	2.4
JPMorgan Chase & Co.	2.1
Bank of America Corp.	1.9
AT&T, Inc.	1.7
Merck & Co., Inc.	1.7
Cisco Systems, Inc.	1.5
Facebook, Inc., Class A	1.5
Altria Group, Inc.	1.5
Apple, Inc.	1.4
Broadcom Ltd.	1.3
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at June 30, 2017)
Common Stocks	65.9
Convertible Bonds	9.6
Convertible Preferred Stocks	7.2
Corporate Bonds & Notes	12.6
Limited Partnerships	0.9
Money Market Funds	1.3
Preferred Debt	1.0
Preferred Stocks	0.3
Senior Loans	1.2
Warrants	0.0 (a)
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at June 30, 2017)
Consumer Discretionary	9.6
Consumer Staples	9.1
Energy	7.3
Financials	16.4
Health Care	13.5
Industrials	9.5
Information Technology	20.6
Materials	2.9
Real Estate	3.3
Telecommunication Services	2.7
Utilities	5.1
Total	100.0
Percentages indicated are based upon total long equity investments. The Fund’s portfolio composition is subject to change.
Tri-Continental Corporation | Semiannual Report 2017	3

Portfolio of Investments
June 30, 2017 (Unaudited)
(Percentages represent value of investments compared to net assets)
Common Stocks 65.8%
Issuer	Shares	Value ($)
Consumer Discretionary 7.1%
Diversified Consumer Services 0.1%
H&R Block, Inc.	42,800	1,322,948
Hotels, Restaurants & Leisure 1.9%
Darden Restaurants, Inc.	161,200	14,578,928
Extended Stay America, Inc.	425,000	8,228,000
Hilton Worldwide Holdings, Inc.	24,400	1,509,140
Six Flags Entertainment Corp.	95,000	5,662,950
Total		29,979,018
Household Durables 0.1%
Newell Brands, Inc.	28,300	1,517,446
Internet & Direct Marketing Retail 0.2%
Amazon.com, Inc.(a)	3,900	3,775,200
Leisure Products 0.3%
Hasbro, Inc.	37,300	4,159,323
Media 1.3%
Comcast Corp., Class A	390,300	15,190,476
News Corp., Class A	409,400	5,608,780
Total		20,799,256
Multiline Retail 0.3%
Kohl’s Corp.	131,300	5,077,371
Specialty Retail 2.9%
Best Buy Co., Inc.	258,400	14,814,072
Ross Stores, Inc.	210,400	12,146,392
Staples, Inc.	650,000	6,545,500
TJX Companies, Inc. (The)	162,900	11,756,493
Total		45,262,457
Total Consumer Discretionary		111,893,019
Consumer Staples 6.3%
Food & Staples Retailing 2.4%
CVS Health Corp.	42,100	3,387,366
SYSCO Corp.	358,880	18,062,430
Wal-Mart Stores, Inc.	218,900	16,566,352
Total		38,016,148
Common Stocks (continued)
Issuer	Shares	Value ($)
Food Products 1.2%
General Mills, Inc.	100,000	5,540,000
Tyson Foods, Inc., Class A	220,500	13,809,915
Total		19,349,915
Household Products 0.6%
Procter & Gamble Co. (The)	105,500	9,194,325
Tobacco 2.1%
Altria Group, Inc.	310,500	23,122,935
Philip Morris International, Inc.	84,000	9,865,800
Total		32,988,735
Total Consumer Staples		99,549,123
Energy 4.4%
Energy Equipment & Services 0.7%
Baker Hughes, Inc.	185,400	10,106,154
Oil, Gas & Consumable Fuels 3.7%
BP PLC, ADR	225,000	7,796,250
Chevron Corp.(b)	69,700	7,271,801
ConocoPhillips	272,800	11,992,288
Exxon Mobil Corp.	7,900	637,767
Goodrich Petroleum Corp.(a)	57,222	698,109
Goodrich Petroleum Corp.(a),(c)	3,824,000	4
HollyFrontier Corp.	64,700	1,777,309
Marathon Petroleum Corp.	14,400	753,552
Stone Energy Corp.(a)	133,943	2,461,872
Suncor Energy, Inc.	260,000	7,592,000
Valero Energy Corp.	211,100	14,240,806
Warrior Met Coal, Inc.	215,000	3,682,950
Total		58,904,708
Total Energy		69,010,862
Financials 10.6%
Banks 4.9%
Bank of America Corp.	1,188,200	28,825,732
Fifth Third Bancorp	135,700	3,522,772
First Hawaiian, Inc.	135,000	4,133,700
JPMorgan Chase & Co.	357,000	32,629,800
PacWest Bancorp	160,000	7,472,000
Total		76,584,004

The accompanying Notes to Portfolio of Investments are an integral part of this statement.
4	Tri-Continental Corporation | Semiannual Report 2017

Portfolio of Investments  (continued)
June 30, 2017 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Capital Markets 2.4%
Ares Capital Corp.	475,000	7,780,500
CME Group, Inc.	6,000	751,440
Franklin Resources, Inc.	43,400	1,943,886
Morgan Stanley	161,500	7,196,440
S&P Global, Inc.	107,400	15,679,326
T. Rowe Price Group, Inc.	9,400	697,574
TCG BDC, Inc.	210,000	3,782,100
Total		37,831,266
Consumer Finance 0.1%
Navient Corp.	137,300	2,286,045
Insurance 2.5%
Allstate Corp. (The)	90,700	8,021,508
Marsh & McLennan Companies, Inc.	124,700	9,721,612
MetLife, Inc.	75,000	4,120,500
Prudential Financial, Inc.	124,600	13,474,244
Validus Holdings Ltd.	75,000	3,897,750
Total		39,235,614
Mortgage Real Estate Investment Trusts (REITS) 0.7%
Blackstone Mortgage Trust, Inc.	90,000	2,844,000
Starwood Property Trust, Inc.	350,000	7,836,500
Total		10,680,500
Total Financials		166,617,429
Health Care 8.7%
Biotechnology 2.0%
AbbVie, Inc.	110,000	7,976,100
Alexion Pharmaceuticals, Inc.(a)	30,400	3,698,768
Biogen, Inc.(a)	17,000	4,613,120
BioMarin Pharmaceutical, Inc.(a)	20,300	1,843,646
Celgene Corp.(a)	51,300	6,662,331
TESARO, Inc.(a)	11,400	1,594,404
Vertex Pharmaceuticals, Inc.(a)	37,400	4,819,738
Total		31,208,107
Health Care Equipment & Supplies 1.6%
Baxter International, Inc.	260,700	15,782,778
Becton Dickinson and Co.	4,000	780,440
Medtronic PLC	92,500	8,209,375
Total		24,772,593
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Providers & Services 1.2%
Centene Corp.(a)	92,000	7,348,960
Express Scripts Holding Co.(a)	100,100	6,390,384
McKesson Corp.	36,800	6,055,072
Total		19,794,416
Pharmaceuticals 3.9%
Johnson & Johnson	91,400	12,091,306
Mallinckrodt PLC(a)	71,700	3,212,877
Merck & Co., Inc.	411,600	26,379,444
Pfizer, Inc.	597,409	20,066,968
Total		61,750,595
Total Health Care		137,525,711
Industrials 6.1%
Aerospace & Defense 2.6%
Boeing Co. (The)	94,700	18,726,925
L-3 Communications Corp.	23,000	3,842,840
Lockheed Martin Corp.	65,700	18,238,977
Total		40,808,742
Airlines 0.9%
Southwest Airlines Co.	231,100	14,360,554
Commercial Services & Supplies 0.1%
Waste Management, Inc.	19,700	1,444,995
Electrical Equipment 0.3%
Rockwell Automation, Inc.	29,000	4,696,840
Industrial Conglomerates 1.0%
Honeywell International, Inc.	120,200	16,021,458
Machinery 0.3%
Ingersoll-Rand PLC	50,600	4,624,334
Professional Services 0.3%
Nielsen Holdings PLC	106,000	4,097,960
Road & Rail —%
Union Pacific Corp.	8,200	893,062
Trading Companies & Distributors 0.1%
WW Grainger, Inc.	12,400	2,238,572
Transportation Infrastructure 0.5%
Macquarie Infrastructure Corp.	100,000	7,840,000
Total Industrials		97,026,517

The accompanying Notes to Portfolio of Investments are an integral part of this statement.
Tri-Continental Corporation | Semiannual Report 2017	5

Portfolio of Investments  (continued)
June 30, 2017 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Information Technology 14.4%
Communications Equipment 1.8%
Cisco Systems, Inc.	766,300	23,985,190
F5 Networks, Inc.(a)	37,500	4,764,750
Total		28,749,940
Electronic Equipment, Instruments & Components 0.4%
Corning, Inc.	200,000	6,010,000
Internet Software & Services 2.9%
Alphabet, Inc., Class A(a)	9,200	8,553,056
Facebook, Inc., Class A(a)	157,300	23,749,154
VeriSign, Inc.(a)	138,000	12,828,480
Total		45,130,690
IT Services 1.5%
Automatic Data Processing, Inc.	57,500	5,891,450
Booz Allen Hamilton Holdings Corp.	102,500	3,335,350
MasterCard, Inc., Class A	123,100	14,950,495
Total		24,177,295
Semiconductors & Semiconductor Equipment 2.6%
Analog Devices, Inc.	72,500	5,640,500
Applied Materials, Inc.	18,500	764,235
Broadcom Ltd.	87,700	20,438,485
Intel Corp.	105,600	3,562,944
Lam Research Corp.	36,000	5,091,480
Maxim Integrated Products, Inc.	120,000	5,388,000
Total		40,885,644
Software 3.5%
Adobe Systems, Inc.(a)	49,100	6,944,704
Electronic Arts, Inc.(a)	112,700	11,914,644
Microsoft Corp.	538,000	37,084,340
Total		55,943,688
Technology Hardware, Storage & Peripherals 1.7%
Apple, Inc.	147,350	21,221,347
HP, Inc.	105,400	1,842,392
Western Digital Corp.	42,500	3,765,500
Total		26,829,239
Total Information Technology		227,726,496
Common Stocks (continued)
Issuer	Shares	Value ($)
Materials 1.9%
Chemicals 1.3%
Dow Chemical Co. (The)	95,000	5,991,650
LyondellBasell Industries NV, Class A	166,800	14,076,252
Total		20,067,902
Containers & Packaging 0.4%
International Paper Co.	124,600	7,053,606
Metals & Mining 0.2%
Newmont Mining Corp.(a)	98,300	3,183,937
Total Materials		30,305,445
Real Estate 2.1%
Equity Real Estate Investment Trusts (REITS) 2.1%
Alexandria Real Estate Equities, Inc.	50,000	6,023,500
American Tower Corp.(a)	112,500	14,886,000
Equinix, Inc.	13,500	5,793,660
Host Hotels & Resorts, Inc.	223,200	4,077,864
SL Green Realty Corp.	16,300	1,724,540
Total		32,505,564
Total Real Estate		32,505,564
Telecommunication Services 1.7%
Diversified Telecommunication Services 1.7%
AT&T, Inc.	699,500	26,392,135
Total Telecommunication Services		26,392,135
Utilities 2.5%
Electric Utilities 1.2%
Entergy Corp.	164,800	12,651,696
Xcel Energy, Inc.	125,000	5,735,000
Total		18,386,696
Independent Power and Renewable Electricity Producers 0.5%
NRG Yield, Inc. Class A	422,291	7,204,285
NRG Yield, Inc. Class C	40,000	704,000
Total		7,908,285

The accompanying Notes to Portfolio of Investments are an integral part of this statement.
6	Tri-Continental Corporation | Semiannual Report 2017

Portfolio of Investments  (continued)
June 30, 2017 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Multi-Utilities 0.8%
Ameren Corp.	63,300	3,460,611
CenterPoint Energy, Inc.	359,100	9,832,158
Total		13,292,769
Total Utilities		39,587,750
Total Common Stocks (Cost $979,864,372)		1,038,140,051

Convertible Bonds 9.5%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Automotive 0.5%
Navistar International Corp.
04/15/2019	4.750%	7,709,000	7,511,457
Cable and Satellite 0.5%
DISH Network Corp.(d)
08/15/2026	3.375%	6,450,000	7,821,528
Consumer Products 0.5%
Iconix Brand Group, Inc.
03/15/2018	1.500%	8,000,000	7,745,000
Health Care 0.5%
Invacare Corp.
02/15/2021	5.000%	3,595,000	3,851,144
Novavax, Inc.
02/01/2023	3.750%	4,200,000	1,800,750
Teladoc, Inc.(d)
12/15/2022	3.000%	1,684,000	1,778,354
Total			7,430,248
Home Construction 0.4%
SunPower Corp.
01/15/2023	4.000%	7,500,000	6,436,313
Independent Energy 0.4%
Chesapeake Energy Corp.(d)
09/15/2026	5.500%	7,200,000	6,729,192
Chesapeake Energy Corp.
12/15/2038	2.250%	10,000	9,725
Total			6,738,917
Media and Entertainment 0.3%
Liberty Interactive LLC(d)
09/30/2046	1.750%	3,600,000	4,115,250
Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Oil Field Services 0.3%
Cobalt International Energy, Inc.
12/01/2019	2.625%	6,400,000	1,580,160
Weatherford International Ltd.
07/01/2021	5.875%	3,000,000	3,035,625
Total			4,615,785
Other Financial Institutions 0.4%
Encore Capital Group, Inc.(d)
03/15/2022	3.250%	4,050,000	4,353,750
Walter Investment Management Corp.
11/01/2019	4.500%	5,058,000	1,719,720
Total			6,073,470
Other Industry 0.5%
General Cable Corp.(e)
Subordinated
11/15/2029	4.500%	7,000,000	5,280,625
Green Plains, Inc.(d)
09/01/2022	4.125%	3,300,000	3,312,375
Total			8,593,000
Other REIT 0.9%
Blackstone Mortgage Trust, Inc.
05/05/2022	4.375%	5,000,000	5,090,625
Colony Starwood Homes(d)
01/15/2022	3.500%	5,100,000	5,450,625
New York Mortgage Trust, Inc.
01/15/2022	6.250%	3,950,000	3,979,625
Total			14,520,875
Pharmaceuticals 2.3%
Acorda Therapeutics, Inc.
06/15/2021	1.750%	4,800,000	4,119,000
Aegerion Pharmaceuticals, Inc.
08/15/2019	2.000%	5,000,000	4,002,120
Clovis Oncology, Inc.
09/15/2021	2.500%	3,100,000	5,246,750
Fluidigm Corp.
02/01/2034	2.750%	6,500,000	4,039,256
Horizon Pharma Investment Ltd.
03/15/2022	2.500%	4,600,000	3,964,625
Intercept Pharmaceuticals, Inc.
07/01/2023	3.250%	7,300,000	7,099,250
Medicines Co. (The)
07/15/2023	2.750%	3,750,000	3,934,837

The accompanying Notes to Portfolio of Investments are an integral part of this statement.
Tri-Continental Corporation | Semiannual Report 2017	7

Portfolio of Investments  (continued)
June 30, 2017 (Unaudited)
Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
PTC Therapeutics, Inc.
08/15/2022	3.000%	5,500,000	4,255,625
Total			36,661,463
Property & Casualty 0.5%
MGIC Investment Corp.(d),(e)
Junior Subordinated
04/01/2063	9.000%	6,150,000	8,087,250
Retailers 0.1%
GNC Holdings, Inc.
08/15/2020	1.500%	3,000,000	1,980,000
Technology 1.0%
Microchip Technology, Inc.(d)
Junior Subordinated
02/15/2037	2.250%	9,700,000	10,139,507
Micron Technology, Inc.
02/15/2033	2.125%	1,800,000	5,014,125
Total			15,153,632
Transportation Services 0.4%
Aegean Marine Petroleum Network, Inc.(d)
12/15/2021	4.250%	4,500,000	3,463,758
Ship Finance International Ltd.
10/15/2021	5.750%	3,850,000	3,686,375
Total			7,150,133
Total Convertible Bonds (Cost $160,988,939)			150,634,321

Convertible Preferred Stocks 7.2%
Issuer	Coupon Rate	Shares	Value ($)
Consumer Staples 0.5%
Food Products 0.5%
Bunge Ltd.	4.875%	72,500	7,555,443
Total Consumer Staples			7,555,443
Energy 0.8%
Oil, Gas & Consumable Fuels 0.8%
Anadarko Petroleum Corp.	7.500%	92,500	3,800,732
Hess Corp.	8.000%	95,000	5,283,900
WPX Energy, Inc.	6.250%	65,000	3,066,050
Total			12,150,682
Total Energy			12,150,682
Convertible Preferred Stocks (continued)
Issuer	Coupon Rate	Shares	Value ($)
Financials 1.3%
Banks 0.5%
Bank of America Corp.	7.250%	6,300	7,950,537
Capital Markets 0.8%
AMG Capital Trust II	5.150%	137,500	8,129,687
Cowen, Inc.	5.625%	6,000	5,183,700
Total			13,313,387
Total Financials			21,263,924
Health Care 1.3%
Health Care Equipment & Supplies 0.5%
Becton Dickinson and Co.	6.125%	145,000	7,943,100
Health Care Providers & Services 0.3%
Anthem, Inc.	5.250%	80,000	4,225,600
Pharmaceuticals 0.5%
Allergan PLC	5.500%	9,500	8,246,760
Total Health Care			20,415,460
Industrials 0.7%
Machinery 0.7%
Rexnord Corp.	5.750%	67,500	3,661,875
Stanley Black & Decker, Inc.	5.375%	60,000	6,583,200
Total			10,245,075
Total Industrials			10,245,075
Information Technology 0.8%
Electronic Equipment, Instruments & Components 0.5%
Belden, Inc.	6.750%	77,500	8,039,075
Internet Software & Services 0.3%
Mandatory Exchangeable Trust(d)	5.750%	30,000	4,902,300
Total Information Technology			12,941,375
Materials 0.2%
Chemicals 0.2%
A. Schulman, Inc.	6.000%	4,500	3,923,055
Total Materials			3,923,055
Real Estate 0.4%
Equity Real Estate Investment Trusts (REITS) 0.4%
American Tower Corp.	5.500%	52,000	6,303,960
Total Real Estate			6,303,960

The accompanying Notes to Portfolio of Investments are an integral part of this statement.
8	Tri-Continental Corporation | Semiannual Report 2017

Portfolio of Investments  (continued)
June 30, 2017 (Unaudited)
Convertible Preferred Stocks (continued)
Issuer	Coupon Rate	Shares	Value ($)
Telecommunication Services 0.3%
Diversified Telecommunication Services 0.1%
Frontier Communications Corp.	11.125%	52,500	1,545,600
Wireless Telecommunication Services 0.2%
T-Mobile USA, Inc.	5.500%	35,000	3,452,400
Total Telecommunication Services			4,998,000
Utilities 0.9%
Electric Utilities 0.4%
Great Plains Energy, Inc.	7.000%	112,500	5,967,000
Multi-Utilities 0.5%
DTE Energy Co.	6.500%	145,000	7,953,250
Total Utilities			13,920,250
Total Convertible Preferred Stocks (Cost $117,617,761)			113,717,224

Corporate Bonds & Notes 12.6%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Automotive 0.3%
Navistar International Corp.
11/01/2021	8.250%	3,950,000	3,986,921
Banking 0.5%
Popular, Inc.
07/01/2019	7.000%	7,000,000	7,319,599
Brokerage/Asset Managers/Exchanges 0.5%
LPL Holdings, Inc.(d)
09/15/2025	5.750%	7,700,000	8,035,096
Cable and Satellite 0.9%
Charter Communications Operating LLC/Capital
10/23/2045	6.484%	6,800,000	8,182,372
Telesat Canada/LLC(d)
11/15/2024	8.875%	5,360,000	6,020,861
Total			14,203,233
Chemicals 0.2%
A. Schulman, Inc.
06/01/2023	6.875%	3,700,000	3,929,548
Diversified Manufacturing 0.5%
Hamilton Sundstrand Corp.(d)
12/15/2020	7.750%	7,500,000	7,527,945
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Electric 0.5%
Covanta Holding Corp.
07/01/2025	5.875%	8,223,000	7,987,822
Finance Companies 1.0%
Fortress Transportation & Infrastructure Investors LLC(d)
03/15/2022	6.750%	5,850,000	5,949,754
iStar, Inc.
04/01/2022	6.000%	5,843,000	5,976,828
Springleaf Finance Corp.
05/15/2022	6.125%	3,700,000	3,903,966
Total			15,830,548
Food and Beverage 0.5%
Chobani LLC/Finance Corp., Inc.(d)
04/15/2025	7.500%	4,097,000	4,334,720
Lamb Weston Holdings, Inc.(d)
11/01/2026	4.875%	3,900,000	4,038,478
Total			8,373,198
Gaming 0.4%
Scientific Games International, Inc.
12/01/2022	10.000%	5,300,000	5,810,878
Health Care 0.4%
Quotient Ltd.(c),(d)
10/15/2023	12.000%	2,170,000	2,170,000
Surgery Center Holdings, Inc.(d)
07/01/2025	6.750%	4,100,000	4,153,472
Total			6,323,472
Healthcare Insurance 0.5%
Centene Corp.
01/15/2025	4.750%	7,655,000	7,890,782
Independent Energy 0.2%
Stone Energy Corp.
05/31/2022	7.500%	3,936,177	3,723,257
Media and Entertainment 0.5%
Lions Gate Entertainment Corp.(d)
11/01/2024	5.875%	6,950,000	7,288,806
Metals and Mining 0.5%
Constellium NV(d)
03/01/2025	6.625%	8,300,000	7,936,336
Midstream 0.3%
Blue Racer Midstream LLC/Finance Corp.(d)
11/15/2022	6.125%	4,000,000	4,031,280

The accompanying Notes to Portfolio of Investments are an integral part of this statement.
Tri-Continental Corporation | Semiannual Report 2017	9

Portfolio of Investments  (continued)
June 30, 2017 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Oil Field Services 0.2%
Precision Drilling Corp.(d)
12/15/2023	7.750%	3,750,000	3,784,298
Packaging 1.0%
BWAY Holding Co.(d)
04/15/2025	7.250%	8,000,000	8,121,536
Novolex (d)
01/15/2025	6.875%	7,690,000	7,990,110
Total			16,111,646
Pharmaceuticals 1.0%
AMAG Pharmaceuticals, Inc.(d)
09/01/2023	7.875%	8,450,000	8,144,211
Valeant Pharmaceuticals International, Inc.(d)
03/01/2023	5.500%	8,700,000	7,406,632
Total			15,550,843
Retailers 0.1%
Rite Aid Corp.
Junior Subordinated
02/15/2027	7.700%	1,937,000	1,949,745
Supermarkets 0.4%
Safeway, Inc.
02/01/2031	7.250%	7,512,000	7,054,504
Technology 1.0%
Diebold, Inc.
04/15/2024	8.500%	6,500,000	7,268,417
Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 Sarl/US Holdings I, LLC(d)
11/30/2024	10.000%	3,550,000	3,989,454
Informatica LLC(d)
07/15/2023	7.125%	3,988,000	4,061,204
Total			15,319,075
Transportation Services 0.5%
Hertz Corp. (The)(d)
06/01/2022	7.625%	4,250,000	4,239,940
Hertz Corp. (The)
10/15/2022	6.250%	5,000,000	4,381,895
Total			8,621,835
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wirelines 0.7%
Frontier Communications Corp.
01/15/2025	6.875%	1,130,000	882,775
09/15/2025	11.000%	10,360,000	9,576,038
Total			10,458,813
Total Corporate Bonds & Notes (Cost $194,746,551)			199,049,480

Limited Partnerships 0.9%
Issuer	Shares	Value ($)
Energy 0.2%
Oil, Gas & Consumable Fuels 0.2%
Enviva Partners LP	140,000	3,850,000
Total Energy		3,850,000
Industrials 0.3%
Trading Companies & Distributors 0.3%
Fortress Transportation & Infrastructure Investors LLC	255,000	4,064,700
Total Industrials		4,064,700
Utilities 0.4%
Independent Power and Renewable Electricity Producers 0.4%
8Point3 Energy Partners LP	425,000	6,430,250
Total Utilities		6,430,250
Total Limited Partnerships (Cost $15,610,680)		14,344,950

Preferred Debt 1.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Banking 1.0%
Citigroup Capital XIII(e)
10/30/2040	6.692%	305,000	7,923,900
Wells Fargo & Co.
12/31/2049	7.500%	6,200	8,128,882
Total			16,052,782
Total Preferred Debt (Cost $15,026,319)			16,052,782

The accompanying Notes to Portfolio of Investments are an integral part of this statement.
10	Tri-Continental Corporation | Semiannual Report 2017

Portfolio of Investments  (continued)
June 30, 2017 (Unaudited)
Preferred Stocks 0.3%
Issuer	Coupon Rate	Shares	Value ($)
Financials 0.3%
Banks 0.3%
GMAC Capital Trust I(e)	6.967%	157,500	4,126,500
Total Financials			4,126,500
Total Preferred Stocks (Cost $4,010,775)			4,126,500

Senior Loans 1.2%
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Brokerage/Asset Managers/Exchanges 0.1%
Virtus Investment Partners(e),(f)
Term Loan
06/03/2024	4.952%	1,231,000	1,243,310
Food and Beverage 0.3%
HLF Financing SARL(e),(f)
Term Loan
02/15/2023	6.545%	3,925,000	3,964,250
Leisure 0.1%
Equinox Holdings, Inc.(e),(f)
2nd Lien Term Loan
09/06/2024	8.045%	1,231,000	1,251,779
Oil Field Services 0.5%
EagleClaw Midstream Ventures(e),(f),(g)
Term Loan
06/06/2024	0.000%	8,004,000	7,903,950
Retailers 0.2%
BJ’s Wholesale Club, Inc.(e),(f)
2nd Lien Term Loan
02/03/2025	8.710%	3,808,000	3,678,300
Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Technology 0.0%
Hyland Software, Inc.(e),(f),(g)
2nd Lien Term Loan
05/23/2025	8.186%	615,385	624,616
Total Senior Loans (Cost $18,770,494)			18,666,205

Warrants —%
Issuer	Shares	Value ($)
Energy —%
Oil, Gas & Consumable Fuels —%
Goodrich Petroleum Corp.(a),(c),(h)	11,283	0
Total Energy		0
Total Warrants (Cost $—)		0

Money Market Funds 1.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.033%(i),(j)	6,345,139	6,345,139
JPMorgan U.S. Government Money Market Fund, Agency Shares, 0.780%(i)	14,981,819	14,981,819
Total Money Market Funds (Cost $21,326,625)		21,326,958
Total Investments (Cost: $1,527,962,516)		1,576,058,471
Other Assets & Liabilities, Net		2,038,069
Net Assets		1,578,096,540

At June 30, 2017, securities and/or cash totaling $438,186 were pledged as collateral.
Investments in derivatives
Futures contracts outstanding at June 30, 2017
Long futures contracts outstanding
Contract description	Number of contracts	Trading currency	Notional market value ($)	Expiration date	Unrealized appreciation ($)	Unrealized depreciation ($)
S&P 500 E-mini	16	USD	1,936,720	09/2017	—	(4,440)
S&P 500 E-mini	35	USD	4,236,575	09/2017	—	(15,799)
Total			6,173,295		—	(20,239)
The accompanying Notes to Portfolio of Investments are an integral part of this statement.
Tri-Continental Corporation | Semiannual Report 2017	11

Portfolio of Investments  (continued)
June 30, 2017 (Unaudited)
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(c)	Represents fair value as determined in good faith under procedures approved by the Board of Directors. At June 30, 2017, the value of these securities amounted to $2,170,004, which represents 0.14% of net assets.
(d)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Directors. At June 30, 2017, the value of these securities amounted to $169,378,022, which represents 10.73% of net assets.
(e)	Variable rate security.
(f)	Senior loans have interest rates that float periodically based primarily on the London Interbank Offered Rate (“LIBOR”) and other short-term rates. The interest rate shown reflects the weighted average coupon as of June 30, 2017. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted.
(g)	Represents a security purchased on a forward commitment basis.
(h)	Negligible market value.
(i)	The rate shown is the seven-day current annualized yield at June 30, 2017.
(j)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended June 30, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) ($)	Dividends — affiliated issuers($)	Value ($)
Columbia Short-Term Cash Fund, 1.033%	4,250,122	47,551,678	(45,456,661)	6,345,139	188	20,713	6,345,139
Abbreviation Legend
ADR	American Depositary Receipt
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
•	Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
The accompanying Notes to Portfolio of Investments are an integral part of this statement.
12	Tri-Continental Corporation | Semiannual Report 2017

Portfolio of Investments  (continued)
June 30, 2017 (Unaudited)
Fair value measurements  (continued)
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Directors (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at June 30, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	111,893,019	—	—	—	111,893,019
Consumer Staples	99,549,123	—	—	—	99,549,123
Energy	69,010,858	—	4	—	69,010,862
Financials	166,617,429	—	—	—	166,617,429
Health Care	137,525,711	—	—	—	137,525,711
Industrials	97,026,517	—	—	—	97,026,517
Information Technology	227,726,496	—	—	—	227,726,496
Materials	30,305,445	—	—	—	30,305,445
Real Estate	32,505,564	—	—	—	32,505,564
Telecommunication Services	26,392,135	—	—	—	26,392,135
Utilities	39,587,750	—	—	—	39,587,750
Total Common Stocks	1,038,140,047	—	4	—	1,038,140,051
Convertible Bonds	—	150,634,321	—	—	150,634,321
Convertible Preferred Stocks
Consumer Staples	—	7,555,443	—	—	7,555,443
Energy	12,150,682	—	—	—	12,150,682
Financials	7,950,537	13,313,387	—	—	21,263,924
Health Care	20,415,460	—	—	—	20,415,460
Industrials	10,245,075	—	—	—	10,245,075
Information Technology	8,039,075	4,902,300	—	—	12,941,375
Materials	—	3,923,055	—	—	3,923,055
Real Estate	6,303,960	—	—	—	6,303,960
Telecommunication Services	4,998,000	—	—	—	4,998,000
Utilities	13,920,250	—	—	—	13,920,250
Total Convertible Preferred Stocks	84,023,039	29,694,185	—	—	113,717,224
Corporate Bonds & Notes	—	196,879,480	2,170,000	—	199,049,480
The accompanying Notes to Portfolio of Investments are an integral part of this statement.
Tri-Continental Corporation | Semiannual Report 2017	13

Portfolio of Investments  (continued)
June 30, 2017 (Unaudited)
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Limited Partnerships
Energy	3,850,000	—	—	—	3,850,000
Industrials	4,064,700	—	—	—	4,064,700
Utilities	6,430,250	—	—	—	6,430,250
Total Limited Partnerships	14,344,950	—	—	—	14,344,950
Preferred Debt	16,052,782	—	—	—	16,052,782
Preferred Stocks
Financials	4,126,500	—	—	—	4,126,500
Senior Loans	—	18,666,205	—	—	18,666,205
Warrants
Energy	—	—	0*	—	0*
Money Market Funds	14,981,819	—	—	6,345,139	21,326,958
Total Investments	1,171,669,137	395,874,191	2,170,004	6,345,139	1,576,058,471
Derivatives
Liability
Futures Contracts	(20,239)	—	—	—	(20,239)
Total	1,171,648,898	395,874,191	2,170,004	6,345,139	1,576,038,232

*	Rounds to zero.
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances.
Certain common stock and warrants classified as Level 3 are valued using an income approach. To determine fair value for these securities, management considered estimates of future distributions from the liquidation of the company assets. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.
Certain corporate bonds classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) valuation measurement.
The accompanying Notes to Portfolio of Investments are an integral part of this statement.
14	Tri-Continental Corporation | Semiannual Report 2017

Statement of Assets and Liabilities
June 30, 2017 (Unaudited)
Assets
Investments, at cost
Unaffiliated issuers, at cost	$1,521,617,710
Affiliated issuers, at cost	6,344,806
Total investments, at cost	1,527,962,516
Investments, at value
Unaffiliated issuers, at value	1,569,713,332
Affiliated issuers, at value	6,345,139
Total investments, at value	1,576,058,471
Cash	8,252
Receivable for:
Investments sold	7,074,139
Dividends	1,979,885
Interest	5,476,174
Variation margin for futures contracts	7,405
Other assets	43,681
Total assets	1,590,648,007
Liabilities
Payable for:
Investments purchased	2,511,019
Investments purchased on a delayed delivery basis	8,553,143
Common Stock payable	715,914
Preferred Stock dividends	470,463
Management services fees	17,706
Stockholder servicing and transfer agent fees	8,083
Compensation of board members	138,988
Compensation of chief compliance officer	177
Other expenses	135,974
Total liabilities	12,551,467
Net assets	$1,578,096,540
Preferred Stock	37,637,000
Net assets for Common Stock	1,540,459,540
Net asset value per share of outstanding Common Stock	$27.56
Market price per share of Common Stock	$24.35
The accompanying Notes to Financial Statements are an integral part of this statement.
Tri-Continental Corporation | Semiannual Report 2017	15

Statement of Capital Stock and Surplus
June 30, 2017 (Unaudited)
Capital Stock
$2.50 Cumulative Preferred Stock, $50 par value, assets coverage per share $2,096
Shares issued and outstanding — 752,740	$37,637,000
Common Stock, $0.50 par value:
Shares issued and outstanding — 55,898,174	27,949,087
Surplus
Capital surplus	1,499,711,310
Excess of distributions over net investment income	(1,129,415)
Accumulated net realized loss	(34,147,158)
Unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	48,095,622
Investments — affiliated issuers	333
Futures contracts	(20,239)
Net assets	1,578,096,540
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Tri-Continental Corporation | Semiannual Report 2017

Statement of Operations
Six Months Ended June 30, 2017 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$18,069,215
Dividends — affiliated issuers	20,713
Interest	11,115,408
Foreign taxes withheld	(18,588)
Total income	29,186,748
Expenses:
Management services fees	3,184,760
Stockholder servicing and transfer agent fees	296,891
Compensation of board members	37,595
Custodian fees	12,770
Printing and postage fees	49,006
Stockholders’ meeting fees	30,363
Audit fees	20,935
Legal fees	13,456
Compensation of chief compliance officer	159
Other	135,004
Total expenses	3,780,939
Net investment income(a)	25,405,809
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	127,634,797
Investments — affiliated issuers	188
Foreign currency translations	903
Futures contracts	322,272
Net realized gain	127,958,160
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(34,781,139)
Investments — affiliated issuers	385
Futures contracts	45,389
Net change in unrealized appreciation (depreciation)	(34,735,365)
Net realized and unrealized gain	93,222,795
Net increase in net assets resulting from operations	$118,628,604

(a)	Net investment income for Common Stock is $24,464,884, which is net of Preferred Stock dividends of $940,925.
The accompanying Notes to Financial Statements are an integral part of this statement.
Tri-Continental Corporation | Semiannual Report 2017	17

Statement of Changes in Net Assets
	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Operations
Net investment income	$25,405,809	$51,948,388
Net realized gain	127,958,160	33,777,222
Net change in unrealized appreciation (depreciation)	(34,735,365)	99,696,778
Net increase in net assets resulting from operations	118,628,604	185,422,388
Distributions to stockholders
Net investment income
Preferred Stock	(940,925)	(1,881,850)
Common Stock	(28,094,855)	(52,298,343)
Total distributions to stockholders	(29,035,780)	(54,180,193)
Decrease in net assets from capital stock activity	(19,976,272)	(43,111,564)
Total increase in net assets	69,616,552	88,130,631
Net assets at beginning of period	1,508,479,988	1,420,349,357
Net assets at end of period	$1,578,096,540	$1,508,479,988
Undistributed (excess of distributions over) net investment income	$(1,129,415)	$2,500,556

	Six Months Ended		Year Ended
	June 30, 2017		December 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Common Stock issued at market price in distributions	345,193	8,153,167	728,911	15,011,568
Common Stock issued for investment plan purchases	51,514	1,192,727	86,267	1,697,112
Common Stock purchased from investment plan participants	(379,813)	(8,840,386)	(826,163)	(16,964,540)
Common Stock purchased in the open market	(877,204)	(20,481,780)	(2,087,713)	(42,855,704)
Total net decrease	(860,310)	(19,976,272)	(2,098,698)	(43,111,564)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Tri-Continental Corporation | Semiannual Report 2017

Financial Highlights
Per share operating performance data is designed to allow investors to trace the operating performance, on a per Common Stock share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per Common Stock share amounts, using average Common Stock shares outstanding during the period.
Total return measures the Fund’s performance assuming that investors purchased shares of the Fund at the market price or net asset value as of the beginning of the period, invested all distributions paid, as provided for in the Fund’s Prospectus and Automatic Dividend Investment and Cash Purchase Plan, and then sold their shares at the closing market price or net asset value per share on the last day of the period. The computations do not reflect any sales charges or transaction costs on your investment or taxes investors may incur on distributions or on the sale of shares of the Fund, and are not annualized for periods of less than one year.
The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any, and are not annualized for periods of less than one year. If such transactions were included, the Fund’s portfolio turnover may be higher.
The ratios of expenses and net investment income to average net assets for Common Stock for the periods presented do not reflect the effect of dividends paid to Preferred Stockholders.
	Six Months Ended June 30, 2017 (Unaudited)	Year ended December 31,
		2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$25.91	$23.49	$24.76	$23.11	$18.77	$16.77
Income from investment operations:
Net investment income	0.45	0.90	0.81	0.73	0.69	0.63
Net realized and unrealized gain (loss)	1.72	2.33	(1.37)	1.70	4.36	2.00
Total from investment operations	2.17	3.23	(0.56)	2.43	5.05	2.63
Less distributions to Stockholders from:
Net investment income
Preferred Stock	(0.02)	(0.03)	(0.03)	(0.03)	(0.03)	(0.03)
Common Stock	(0.50)	(0.91)	(0.81)	(0.75)	(0.68)	(0.60)
Total distributions to Stockholders	(0.52)	(0.94)	(0.84)	(0.78)	(0.71)	(0.63)
Dilution in net asset value from dividend reinvestment	—	(0.06)	(0.05)	—	—	—
Increase resulting from share repurchases	—	0.19	0.18	—	—	—
Net asset value, end of period	$27.56	$25.91	$23.49	$24.76	$23.11	$18.77
Adjusted net asset value, end of period(a)	$27.46	$25.83	$23.42	$24.68	$23.04	$18.71
Market price, end of period	$24.35	$22.05	$20.02	$21.41	$19.98	$16.00
Total return
Based upon net asset value	8.64%	15.25%	(1.36%)	11.09%	27.76%	16.24%
Based upon market price	12.79%	15.08%	(2.78%)	11.11%	29.58%	16.77%
Ratios to average net assets
Expenses to average net assets for Common Stock(b)	0.50% (c)	0.50%	0.50%	0.49%	0.50%	0.52%
Net investment income to average net assets for Common Stock	3.23% (c)	3.59%	3.16%	2.91%	3.12%	3.28%
Supplemental data
Net assets, end of period (000’s):
Common Stock	$1,540,460	$1,470,843	$1,382,712	$1,511,285	$1,435,734	$1,183,285
Preferred Stock	$37,637	$37,637	$37,637	$37,637	$37,637	$37,637
Total net assets	$1,578,097	$1,508,480	$1,420,349	$1,548,922	$1,473,371	$1,220,922
Portfolio turnover	61%	82%	76%	76%	62%	68%

Notes to Financial Highlights
(a)	Assumes the exercise of outstanding warrants.
(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(c)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
Tri-Continental Corporation | Semiannual Report 2017	19

Notes to Financial Statements
June 30, 2017 (Unaudited)
Note 1. Organization
Tri-Continental Corporation (the Fund) is a diversified fund. The Fund is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a closed-end management investment company.
The Fund has 1 million authorized shares of preferred capital stock (Preferred Stock) and 159 million authorized shares of common stock (Common Stock). The issued and outstanding Common Stock trades primarily on the New York Stock Exchange under the symbol "TY".
Tri-Continental Corporation’s Preferred Stock is entitled to two votes and the Common Stock is entitled to one vote per share at all meetings of Stockholders. In the event of a default in payments of dividends on the Preferred Stock equivalent to six quarterly dividends, the Preferred Stockholders are entitled, voting separately as a class to the exclusion of Common Stockholders, to elect two additional directors, such right to continue until all arrearages have been paid and current Preferred Stock dividends are provided for. Generally, the vote of Preferred Stockholders is required to approve certain actions adversely affecting their rights.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Debt securities generally are valued by pricing services approved by the Board of Directors based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Directors, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors,
20	Tri-Continental Corporation | Semiannual Report 2017

Notes to Financial Statements  (continued)
June 30, 2017 (Unaudited)
including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Directors. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty
Tri-Continental Corporation | Semiannual Report 2017	21

Notes to Financial Statements  (continued)
June 30, 2017 (Unaudited)
(CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are
22	Tri-Continental Corporation | Semiannual Report 2017

Notes to Financial Statements  (continued)
June 30, 2017 (Unaudited)
equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at June 30, 2017:
Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Net assets — unrealized depreciation on futures contracts	20,239*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the six months ended June 30, 2017:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	322,272

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	45,389
The following table is a summary of the average outstanding volume by derivative instrument for the six months ended June 30, 2017:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	6,802,388

*	Based on the ending quarterly outstanding amounts for the six months ended June 30, 2017.
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for
Tri-Continental Corporation | Semiannual Report 2017	23

Notes to Financial Statements  (continued)
June 30, 2017 (Unaudited)
unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to stockholders.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
24	Tri-Continental Corporation | Semiannual Report 2017

Notes to Financial Statements  (continued)
June 30, 2017 (Unaudited)
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Dividends to stockholders
The Fund has an earned distribution policy. Under this policy, the Fund intends to make quarterly distributions to holders of Common Stock that are approximately equal to net investment income, less dividends payable on the Fund’s Preferred Stock. Capital gains, when available, are distributed to Common Stockholders along with the last income distribution of the calendar year.
Dividends and other distributions to Stockholders are recorded on ex-dividend dates.
Guarantees and indemnifications
Under the Fund’s organizational documents and, in some cases, by contract, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Investment company reporting modernization
In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets (which includes assets attributed to the Fund’s Common and Preferred Stock) that declines from 0.415% to 0.385% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended June 30, 2017 was 0.42% of the Fund’s average daily net assets for Common Stock.
Tri-Continental Corporation | Semiannual Report 2017	25

Notes to Financial Statements  (continued)
June 30, 2017 (Unaudited)
Other expenses
Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Directors, including payments to Board Services Corp., a company that prior to March 16, 2017 provided limited administrative services to the Fund and the Board of Directors. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses.
Compensation of board members
Members of the Board of Directors, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Directors may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Directors has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Directors, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Directors will not exceed $40,000 annually.
Stockholder servicing fees
Under a Stockholder Service Agent Agreement, Columbia Management Investment Services Corp. (the Stockholder Servicing Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, maintains Fund Stockholder accounts and records and provides Fund Stockholder services. Under the Agreement, the Fund pays the Stockholder Servicing Agent a monthly stockholder servicing and transfer agent fee based on the number of common stock open accounts. The Stockholder Servicing Agent is also entitled to reimbursement for out-of-pocket fees.
For the six months ended June 30, 2017, the Fund’s effective stockholder servicing and transfer agent fee rate as a percentage of common stock average net assets was 0.04%.
The Fund and certain other associated investment companies (together, the Guarantors) have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At June 30, 2017, the Fund’s total potential future obligation over the life of the Guaranty is $215,589. The liability remaining at June 30, 2017 for non-recurring charges associated with the lease amounted to $131,491 and is included within payable for other expenses in the Statement of Assets and Liabilities. SDC is owned by six associated investment companies, including the Fund. The Fund’s ownership interest in SDC at June 30, 2017 is included within other assets in the Statement of Assets and Liabilities at a cost of $43,681.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At June 30, 2017, the approximate cost of investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,527,963,000	111,929,000	(63,833,000)	48,096,000
26	Tri-Continental Corporation | Semiannual Report 2017

Notes to Financial Statements  (continued)
June 30, 2017 (Unaudited)
The following capital loss carryforwards, determined at December 31, 2016, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.
2017 ($)	2018 ($)	2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)
159,978,143	—	—	—	—	159,978,143
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $930,993,209 and $962,453,736, respectively, for the six months ended June 30, 2017. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Capital stock transactions
Under the Fund’s Charter, dividends on Common Stock cannot be declared unless net assets, after deducting the amount of such dividends and all unpaid dividends declared on Preferred Stock, equal at least $100 per share of Preferred Stock outstanding. The Preferred Stock is subject to redemption at the Fund’s option at any time on 30 days’ notice at $55 per share (or a total of $41,400,700 for the shares outstanding at June 30, 2017) plus accrued dividends, and entitled in liquidation to $50 per share plus dividends accrued or in arrears, as the case may be.
Automatic dividend and cash purchase plan
The Fund, in connection with its Automatic Dividend Investment and Cash Purchase Plan (the Plan) and other Stockholder plans, acquires and issues shares of its own Common Stock, as needed, to satisfy Plan requirements. A total of 51,514 shares were issued to Plan participants during the period for proceeds of $1,192,727, a weighted average discount of 14.30% from the net asset value of those shares. In addition, a total of 345,193 shares were issued at market price in distributions during the period for proceeds of $8,153,167, a weighted average discount of 12.91% from the net asset value of those shares.
For Stockholder accounts established after June 1, 2007, unless the Stockholder Servicing Agent is otherwise instructed by the Stockholder, distributions on the Common Stock are paid in book shares of Common Stock which are entered in the Stockholder’s account as “book credits.” Each Stockholder may also elect to receive distributions 75% in shares and 25% in cash, 50% in shares and 50% in cash, or 100% in cash. Any such election must be received by the Stockholder Servicing Agent by the record date for a distribution. If the Stockholder holds shares of Common Stock through a financial intermediary (such as a broker), the Stockholder should contact the financial intermediary to discuss reinvestment and distribution options. Elections received after a record date for a distribution will be effective in respect of the next distribution. Shares issued to the Stockholder in respect of distributions will be at a price equal to the lower of: (i) the closing sale price of the Common Stock on the New York Stock Exchange on the ex-dividend date or (ii) the greater of net asset value per share of Common Stock and 95% of the closing price of the Common Stock on the New York Stock Exchange on the ex-dividend date. The issuance of Common Stock at less than net asset value per share will dilute the net asset value of all Common Stock outstanding at that time.
For the six months ended June 30, 2017, the Fund purchased 379,813 shares of its Common Stock from Plan participants at a cost of $8,840,386, which represented a weighted average discount of 13.74% from the net asset value of those acquired shares.
Tri-Continental Corporation | Semiannual Report 2017	27

Notes to Financial Statements  (continued)
June 30, 2017 (Unaudited)
Under the Fund’s stock repurchase program for 2016, the amount of the Fund’s outstanding Common Stock that the Fund may repurchase from Stockholders and in the open market is 5%, provided that, with respect to shares purchased in the open market, the discount must be greater than 10%. In February 2017, the Board approved the Fund’s stock repurchase program for 2017 under the same terms as described above. The intent of the stock repurchase program is, among other things, to moderate the growth in the number of shares outstanding, increase the NAV of the Fund’s outstanding shares, reduce the dilutive impact on stockholders who do not take capital gain distributions in additional shares and increase the liquidity of the Fund’s Common Stock in the marketplace. For the six months ended June 30, 2017, the Fund purchased 877,204 shares of its Common Stock in the open market at an aggregate cost of $20,481,780, which represented a weighted average discount of 13.65% from the net asset value of those acquired shares.
Shares of Common Stock repurchased to satisfy Plan requirements or in the open market pursuant to the Fund’s stock repurchase program are retired and no longer outstanding.
Warrants
At June 30, 2017, the Fund reserved 197,100 shares of Common Stock for issuance upon exercise of 8,148 Warrants, each of which entitled the holder to purchase 24.19 shares of Common Stock at $0.93 per share.
Assuming the exercise of all Warrants outstanding at June 30, 2017, net assets would have increased by $183,303 and the net asset value of the Common Stock would have been $27.46 per share. The number of Warrants exercised during the six months ended June 30, 2017 was zero.
Note 7. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Directors of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 8. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Large-capitalization risk
Stocks of large-capitalization companies have at times experienced periods of volatility and negative performance. During such periods, the value of the stocks may decline and the Fund’s performance may be negatively affected.
28	Tri-Continental Corporation | Semiannual Report 2017

Notes to Financial Statements  (continued)
June 30, 2017 (Unaudited)
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Technology and technology-related investment risk
The Fund invests a substantial portion of its assets in technology and technology-related companies. The market prices of technology and technology-related stocks tend to exhibit a greater degree of market risk and price volatility than other types of investments. These stocks may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. These stocks also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services. In addition, a rising interest rate environment tends to negatively affect technology and technology-related companies. In such an environment, those companies with high market valuations may appear less attractive to investors, which may cause sharp decreases in the companies’ market prices. Further, those technology or technology-related companies seeking to finance their expansion would have increased borrowing costs, which may negatively impact their earnings. As a result, these factors may negatively affect the performance of the Fund. Finally, the Fund may be susceptible to factors affecting the technology and technology-related industries, and the Fund’s net asset value may fluctuate more than a fund that invests in a wider range of industries. Technology and technology-related companies are often smaller and less experienced companies and may be subject to greater risks than larger companies, such as limited product lines, markets and financial and managerial resources. These risks may be heightened for technology companies in foreign markets.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Tri-Continental Corporation | Semiannual Report 2017	29

Approval of Management Agreement
Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Tri-Continental Corporation (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Directors (the Board), including the independent Board members (the Independent Directors), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in February, March, April and June 2017, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Director (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented at these meetings were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 19-21, 2017 in-person Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Directors various factors relevant to the Board’s consideration of management agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by Columbia Threadneedle
The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle, as well as their history, reputation, expertise, resources and capabilities, and the qualifications of their personnel.
The Board specifically considered many developments during the past year concerning the services provided by Columbia Threadneedle, including, in particular, the relatively recent change in the leadership of equity department oversight, and the various technological enhancements that had been made or are anticipated. The Board further observed the enhancements to the investment risk management department’s processes. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2016 in the performance of administrative services, and noted the various enhancements anticipated for 2017. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet.
The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds. It was also observed that the services being performed under the Management Agreement were of a reasonably high quality.
30	Tri-Continental Corporation | Semiannual Report 2017

Approval of Management Agreement  (continued)
Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide a high quality and level of services to the Fund.
Investment performance
For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.
Comparative fees, costs of services provided and the profits realized by Columbia Threadneedle and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability.
The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in the Board’s analysis of the Funds’ performance and expenses, the reasonableness of the Funds’ fee rates, the reasonableness of Columbia Threadneedle’s profitability and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the level of fees should generally reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that Fund total expense ratios, in general, approximate or are lower than median expense ratios of funds in an agreed upon Lipper or customized comparison universe). With respect to the Fund, a closed-end Fund, the Board took into account that the Fund’s total expense ratio was below the peer universe’s median expense ratio shown in the reports. Likewise, the Board observed that the management fee rate paid by the Fund was significantly below that of the median rate paid by the peer universe. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.
The Board also considered the profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Directors referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board took into account JDL’s conclusion that 2016 Columbia Threadneedle profitability, relative to industry competitors, was reasonable. It also considered that in 2016 the Board had concluded that 2015 profitability was reasonable and that Columbia Threadneedle generated 2016 profitability that declined slightly from 2015 levels. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.
Economies of scale to be realized
The Board also considered the economies of scale that might be realized by Columbia Threadneedle as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that, though there is limited potential for economies of scale that would inure to the benefit of the
Tri-Continental Corporation | Semiannual Report 2017	31

Approval of Management Agreement  (continued)
shareholders given the closed-end nature of the Fund, the breakpoints in the management fee rate schedule satisfactorily provides for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.
Based on the foregoing, the Board, including all of the Independent Directors, concluded that the management fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 21, 2017, the Board, including all of the Independent Directors, approved the renewal of the Management Agreement.
32	Tri-Continental Corporation | Semiannual Report 2017

Results of Meeting of Stockholders
The 87th Annual Meeting of Stockholders of Tri-Continental Corporation (the Fund) was held on April 19, 2017. Stockholders voted in favor of two Board proposals. The description of each proposal and number of shares voted are as follows:
Proposal 1
To elect three directors to the Fund’s Board of Directors to hold office until the 2020 Annual Meeting of Stockholders and until their successors are elected and qualify:
Director	For	Withheld
Patricia M. Flynn	36,170,197	5,664,839
Catherine James Paglia	36,182,101	5,652,936
Williams A. Hawkins*	36,100,627	5,734,409
*It is anticipated that Mr. Hawkins, pursuant to the Board’s current retirement policy, will retire at the end of 2017.
Proposal 2
To ratify the selection of PricewaterhouseCoopers LLP as the Fund’s independent registered public accounting firm for 2017:
For	Against	Abstain
38,076,460	3,284,788	473,781
Tri-Continental Corporation | Semiannual Report 2017	33

Additional information
The Fund mails one stockholder report to each stockholder address. If you would like more than one report, please call stockholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting investor.columbiathreadneedleus.com; or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
34	Tri-Continental Corporation | Semiannual Report 2017

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

Tri-Continental Corporation
P.O. Box 8081
Boston, MA 02266-8081

You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. A prospectus containing information about the Fund (including its investment objectives, risks, charges, expenses and other information about the Fund) may be obtained by contacting your financial advisor or Columbia Management Investment Services Corp. at 800.345.6611. The prospectus should be read carefully before investing in the Fund. Tri-Continental Corporation is managed by Columbia Management Investment Advisers, LLC. This material is distributed by Columbia Management Investment Distributors, Inc., member FINRA.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2017 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
SAR240_12_G01_(08/17)

Item 2.	Code of Ethics.

Not applicable for semiannual reports.

Item 3.	Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semiannual reports.

Item 5.	Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6.	Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	Total Number of Shares Purchased	Average Price Paid Per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs(1)	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs(1)
01-01-17 to 01-31-17	241,795	$22.41	241,795	2,596,129
02-01-17 to 02-29-17	198,098	22.97	198,098	2,398,031
03-01-17 to 03-31-17	159,899	23.33	159,899	2,238,132
04-01-17 to 04-30-17	230,036	23.30	230,036	2,008,096
05-01-17 to 05-31-17	255,915	23.85	255,915	1,752,181
06-01-17 to 06-30-17	171,274	24.26	171,274	1,580,907

(1)	The registrant has a stock repurchase program. For 2017, the registrant is authorized to repurchase up to 5% of its outstanding Common Stock directly from stockholders and in the open market, provided that, with respect to shares repurchased in the open market the excess of the net asset value of a share of Common Stock over its market price (the discount) is greater than 10%.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)	There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR: Not applicable for semiannual reports.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) None.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Tri-Continental Corporation

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	August 18, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	August 18, 2017

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	August 18, 2017